UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2006

ALICO, INC.
_________________________________________
(Exact Name of Registrant as Specified in Charter)

FLORIDA
______________
(State or Other Jurisdiction of Incorporation)

0-261
__________________
(Commission File Number)

59-0906081
___________________
IRS Employer
Identification No.)

POST OFFICE BOX 338,
LA BELLE, FLORIDA
_____________________________
(Address of Principal Executive Offices)

33975
_______________
(Zip Code)

Registrant's telephone number, including area code: (863) 675-2966

N/A
___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
__ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 6, 2006 the Company held its annual meeting of stockholders. At the meeting, the Company’s stockholders voted to elect the following persons to the Company’s Board of Directors, each of whom was named as a director nominee in the Company’s proxy statement dated as of December 8, 2005: John R. Alexander, Robert E. Lee Caswell, Evelyn D’An, Phillip S. Dingle, Gregory T. Mutz, Charles Palmer, Baxter G. Troutman and Gordon Walker.  The results of the votes were as follows:

Director elections	For	Withheld	Abstentions	Broker non votes
John R. Alexander	6,625,570	372,597	0	0
Robert E. Lee Caswell	6,667,511	330,656	0	0
Evelyn D'an	6,658,721	339,446	0	0
Phillip S. Dingle	6,662,561	335,606	0	0
Gregory T. Mutz	6,634,356	363,811	0	0
Charles Palmer	6,673,833	324,334	0	0
Baxter Troutman	6,639,875	358,292	0	0
Gordon Walker	6,659,051	339,116	0	0

The annual meeting of the Board of Directors was held immediately following the Stockholders meeting, and the Board re-elected Mr. John R. Alexander as Chairman and Mr. Gregory T. Mutz as Lead Director. During the Board meeting the Board also elected the following officers:

Chairman of the Board, President &
   Chief Executive Officer                                                                               John R. Alexander

Vice President, Chief Financial Officer,
   Treasurer and Assistant Secretary                                                                Patrick W. Murphy

Director of Accounting, Controller
   and Assistant Treasurer                                                                                Jerald R. Koesters

Corporate Secretary                                                                                         A. Denise Plair

Director of Human Resources                                                                         Jeffrey G. Burton

Vice President, Ranch Division                                                                       B. Wade Grigsby

Vice President, Heavy Equipment
   and Facilities Maintenance Division                                                            Robert P. Miley

Vice President, Sugarcane and
   Special Crops Division                                                                                 Dwight E. Rockers

Vice President, Citrus Division                                                                       Steven M. Smith

Executive Director of Business
   Management                                                                                                  Robert M. Bogart

Executive Director of Agriculture
   Enterprise Development and
   Technology                                                                                                    M. Joseph Ahrens

Purchasing Agent                                                                                              John G. Threet

At the annual meeting, the Board also declared a special dividend of $0.25 per share payable to stockholders of record as of March 31, 2006, with payment expected on or about April 15, 2006.

The Company has issued a press release announcing the election of directors by the stockholders, the election of officers and the special and quarterly dividends. A copy of the Company’s press release is attached as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

The following exhibits are included with this Report:

Exhibit 99.1- Company Press Release issued January 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.
(Registrant)

Date: January 12, 2006                                                                              By: /s/ JOHN R. ALEXANDER
                                                                                                                               John R. Alexander
                                                                                                                               President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.01 Company Press Release issued January 12, 2006.

EXHIBIT 99.01

Alico Announces Regular Quarterly Dividend
And Election Of Directors

La Belle, Florida, January 11, 2006 -- Alico, Inc. (NASDAQ:ALCO), one of the South’s best-known agribusiness companies operating in Central and Southwest Florida, announced at its annual stockholders meeting held on Friday January 6, 2005, the election by stockholders of John R. Alexander, Robert E. Lee Caswell, Evelyn D’An, Phillip S. Dingle, Gregory T. Mutz, Charles Palmer, Baxter G. Troutman, and Dr. Gordon Walker to serve on the Company’s Board of Directors.

At the annual Board of Directors meeting following the Stockholders meeting, the Board re-elected Mr. Alexander as Chairman and Mr. Mutz as Lead Director.

The Board also elected the following officers:

President & Chief Executive Officer                                                                            John R. Alexander
Vice President, Chief Financial Officer,
    Treasurer and Assistant Secretary                                                                             Patrick W. Murphy
Vice President, Ranch Division                                                                                    B. Wade Grigsby
Vice President, Heavy Equipment and Facilities
   Maintenance Division                                                                                                Robert P. Miley
Vice President, Sugarcane and Special Crops Division                                               Dwight Rockers
Vice President, Citrus Division                                                                                    Steven M. Smith
Director of Accounting, Controller
   and Assistant Treasurer                                                                                              Jerry R. Koesters
Corporate Secretary                                                                                                       Denise Plair
Executive Director of Business Management                                                               Robert M. Bogart
Executive Director of Agriculture Enterprise
   Development and Technology                                                                                   M. Joseph Ahrens
Director of Human Resources                                                                                       Jeffrey G. Burton
Purchasing Agent                                                                                                          John G. Threet

The Board also declared a regular quarterly dividend in the amount of $0.25 per share to be paid to shareholders of record as of March 31, 2006 with payment expected on or about April 15, 2006.

About Alico

Alico, Inc., an agribusiness company operating in Central and Southwest Florida, owns approximately 136,000 acres of land located in Collier, Hendry, Lee and Polk Counties. The company is involved in various operations and activities including citrus fruit production, cattle ranching, sugarcane, sod production, and forestry. The Company also leases land for farming, cattle grazing, recreation and oil exploration, and is increasingly involved in exploring real estate development in and beyond its holdings.

For Further Information Contact:
John R. Alexander
La Belle, Florida
(863) 675-2966

Some of the statements in this press release include statements about future expectations. Statements that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. These forward-looking statements, which include references to expectations about future prospects are predictive in nature or depend upon or refer to future events or conditions which may not be achievable and, are subject to known, as well as, unknown risks and uncertainties that may cause actual results to differ materially from our expectations The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.